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                                                                    Exhibit 10-K

                             NONCOMPETE AGREEMENT


           THIS NONCOMPETE AGREEMENT (the "Agreement") is entered into this 2nd day of January, 2002, by and between Priority Healthcare Corporation, an Indiana corporation, (the "Company") and Rebecca Shanahan (the "Employee").

                                   Agreement
                                   ---------

           1.   Employment. The parties hereto acknowledge that the terms of the
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employment of the Employee by the Company are governed by an Employment
Agreement dated as of the date hereof, (the "Employment Agreement"), by and between the Employee and the Company.

           2.   Restrictive Covenants. In consideration of the mutual promises
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contained herein and in the Employment Agreement, Employee agrees and promises that for a period of one year after termination of employment with the Company for any reason other than termination by the Company without cause, in which event the period shall be six months, employee will not, directly or indirectly, for Employee or any other person, firm, corporation, entity or business:

           (a)  Compete with Company. Own, manage, operate, control or otherwise
                --------------------
                be in any manner affiliated or connected with, or engage or participate in the ownership, management, operation or control of (as principal, agent, proprietor, partner, member, shareholder, director, trustee, officer, administrator, employee, consultant, independent contractor, or otherwise), any business or entity which as one of its business activities competes directly or indirectly with the Company within any county in which the Company does business; or attempt to sell, offer or provide to any person or entity which is a customer of the Company a product or service substantially similar to products or services offered by the Company.

           (b)  Solicit Customers. Divert or take away or attempt to divert or
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                take away, call on or solicit or attempt to call on or solicit any customers, potential customers, or prospects to which goods were sold or services were rendered by Employee while he was an employee of the Company.

           (c)  Employees. Induce or influence or attempt to induce or
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                influence, any person who is engaged as an employee, agent, independent contractor or otherwise by the Company to terminate his or her employment or engagement.
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           3.   Severability. The parties hereto intend that the covenants
                ------------
contained in paragraph 2 shall be construed as a series of separate covenants, one for each county in which the Company has customers. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenants contained in paragraph 2. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants deemed included in this paragraph, then this unenforceable covenant shall be deemed eliminated from these provisions for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced.

           4.   Proprietary and Confidential Information. The parties hereto
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acknowledge and agree that proprietary and confidential information means information or material which is not generally available to or used by others outside the Company or the utility or value of which is not generally known or recognized as standard practice, whether or not the underlying details are in the public domain. Information and material which is considered proprietary and confidential by the Company includes, but is not limited to, the following:

           (a) Information and material which relates to the Company's purchasing, accounting, merchandising or marketing methods;

           (b) Information and material related to business plans and methods of operations or methods of doing business or relating to marketing plans developed or to be developed by the Company;

           (c) Customer lists, potential customers lists, prospect lists, account lists, billing information, salesmen reports, territory reports, pricing lists, quotation forms, advertising or marketing materials and techniques and lead lists;

           (d) Any of the information of the type described above which the Company obtained from another source and which the Company treats as proprietary or designates as confidential, whether or not owned or developed by the Company.

           5.   Use of Information. Employee acknowledges and agrees that he is
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in a fiduciary relationship with the Company and as a consequence of this fiduciary relationship and the trust and confidence reposed in the Employee by the Company, Employee will receive proprietary and confidential information and/or trade secrets of the Company, as previously defined in this Agreement. In partial consideration for the mutual promises contained herein, the Employee agrees not to directly or indirectly divulge, publish, communicate, use to the detriment of the Company, use for the benefit of any person, firm, corporation, or business or misuse in any way any such proprietary and confidential information and/or trade secrets either during or subsequent to employment with the Company, whether or not conceived, originated, discovered or developed in whole or in part by Employee.

           6.   Availability of Injunctive Relief. The parties acknowledge that
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compliance with the covenants in paragraphs 2, 4, and 5 is necessary to protect the business, goodwill and proprietary interests of the Company. The parties further agree that the remedy at law for breach of any of the provisions of such covenants is inadequate and that the Company shall be entitled, in addition to other such remedies as it may have, to injunctive relief for any breach or threatened breach of paragraphs 2,


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4, and 5 without proof of any actual damages that may have been or may be caused to the Company by such breach or threatened breach.

           7.   Assignment. Neither this Agreement nor any right or obligation
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created hereunder shall be assignable or delegated by Employee.

           8.   Entire Agreement. This Agreement and the Employment Agreement
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dated the date hereof constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver or continuing waiver of any other provision hereof.

           9.   Partial Invalidity. In the event one or more of the provisions
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contained in this Agreement, or any portion of any such provisions, shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, or any portion of any such provision, but the Agreement shall be construed as if such invalid, illegal or unenforceable provision, or portion thereof, had never been contained herein.

           10.  Governing Law. This Agreement and all rights, obligations and
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liabilities arising hereunder shall be construed and enforced in accordance with the laws of the State of Indiana.

           11.  Titles and Headings. Titles and headings to provisions of this
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Agreement are for the purpose of reference only and shall in no way limit, define or otherwise affect the interpretation or construction of such provisions.

           12.  Binding Agreement. The rights and obligations of the Company
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under this Agreement shall inure to the benefit of and shall be binding on the successors and assigns of the Company.

           13.  No Third Parties. The provisions of this Agreement shall not
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inure to the benefit of any third party who is not a signatory hereto except as otherwise provided for in paragraph 12.


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           IN WITNESS WHEREOF, the parties have hereto executed this Agreement as of the day and year first written above.

                                         PRIORITY HEALTHCARE CORPORATION

                                         By:    /s/ Steve Cosler
                                             -----------------------------------
                                                        The "Company"


                                            /s/ Rebecca M. Shanahan
                                         ---------------------------------------
                                                        Rebecca Shanahan

                                                        "Employee"

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